SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005


                               SERVICE 1st BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             CALIFORNIA                  333-104244            32-0061893
    ----------------------------       -------------         -------------
    (State or other jurisdiction       (File Number)       (I.R.S. Employer
          of incorporation)                              identification number)

           2800 West March Lane, Suite 120, Stockton, California 95219
           -----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

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

Item 5.02.     Departure of Directors or Principal Officers; Election of
               ---------------------------------------------------------
               Directors; Appointment of Principal Officers
               --------------------------------------------

               The registrant received a letter dated February 17, 2005 from Director Gary Podesto, pursuant to which Mr. Podesto resigned his positions as director of Service 1st Bancorp and Service 1st Bank effective as of February 17, 2005. The reasons for Mr. Podesto's resignation are set forth in the letter and are not the result of any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The registrant has provided Mr. Podesto with a copy of this disclosure prior to filing this Form 8-K with the Commission and he has had an opportunity to provide the registrant with a letter addressed to the registrant stating whether he disagrees with the statements made by the registrant in this disclosure. No such additional letter has been received by the registrant.

               The foregoing is qualified by reference to the letter attached as
               Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               a.      Financial Statements
                       --------------------

                       Not Applicable.

               b.      Pro Forma Financial Information
                       -------------------------------

                       Not Applicable.

               c.      Exhibits
                       --------

                      (99.1) Letter of Resignation dated February 17, 2005

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 18, 2005

Service 1st Bancorp


By: /s/ JOHN O. BROOKS
    ----------------------------------------
        John O. Brooks
        Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


                                                                    Sequential
        Exhibit Number       Description                            Page Number
        --------------       -----------                            -----------

            99.1        Resignation Letter dated February 17, 2005      5


                                  Page 4 of 5